Forward-Looking Statements & Non-GAAP Measures Forward-looking statements used in this presentation are based on our current expectations, involve risks and uncertainties, and are subject to change at any time. We undertake no obligation to update such statements to reflect new information. Actual results could differ materially from those currently contemplated due to a number of factors, including the assumptions and factors referred to in this presentation and risk and cautionary factors set forth in our public filings with the U.S. Securities and Exchange Commission. We use certain non-GAAP financial measures because we believe they are useful to understanding the performance of our business. See our public filings with the SEC and the Investor Relations section of our website at www.alcco.com for reconciliations of material non-GAAP measures to their related GAAP measures. Data presented is as of September 30, 2007 unless otherwise noted.

ALC Corporate Information Acquired by Extendicare Inc. in February 2005 Spin-off on November 10, 2006 NYSE: ALC $454.6M Market Capitalization* $547.3M Adjusted Enterprise Value* * Based upon closing price on November 30, 2007 of $6.88

Overview of ALC Leading provider of assisted living care services One of the largest in the U.S. 6th in unit size Comprised of 208 residences Over 8,500 units Located in small mid- market suburban bedroom communities. Population 10,000 - 40,000 Net worth of $100K to $500K

Recent Events Acquisition Announced Announced asset purchase agreement to acquire operations of 541 leased units Expected to close in Q1 2008 92% occupied with all private pay residents 15%+ expected return on EBITDA New operating platform Share Buyback Program Through December 3, 2007, repurchased over 4.1 million shares Through December 3, 2007, authorized to purchase an additional $4.8 million 400 unit Expansion Plan Bidding phase Expected completion by Q3 and Q4 2008

21 19 11 23 41 Assisted Living Concepts' Operations 208 ALC residences 8 "Butterfly" residences 9 9 7 4 9 8 4 9 8,535 ALC Units 541 "Butterfly" Units 12 5 1 Focused Business with Geographic Diversity 20 1 1 1 1

U.S. Assisted Living Industry 24 hour supervision and assistance Tailored personal services Activities, life enrichment and transportation Health related services An environment that maximizes resident's dignity, autonomy, privacy, independence and safety Services Provided

Home SNF Expire Hospital Other ALFs Other East 0.12 0.33 0.28 0.11 0.14 0.02 Home SNF Hospital Independent Living Other ALFs East 0.45 0.15 0.15 0.1 0.15 Flow of Assisted Living Residents Residents Leave For Residents Come From Source: ALFA

Aged between 75 & 85 Female Mobile Needs assistance with 2.25 ADL's Assisted Living Residents 31% 69% Typical Resident Source: ALFA Male Female East 0.24 0.76

Competitive Advantages/Opportunities Relatively new portfolio constructed in mid to late 1990s Designed to appeal to the senior living community and their decision makers Small markets provide for less competition Tend to compete with local or regional providers lacking same level of expertise, sales talent and purchasing power

Competitive Advantages/Opportunities 76% ownership of our residences providing us with increased flexibility to: Refurbish residences as required Expand residences with successful growth opportunities Exit markets if warranted Portfolio offers geographic diversity and clustering Leverage successful practices from one area to another Talented regional team to mentor and focus residence leadership

Competitive Advantages/Opportunities Private/Medicaid Mix Ability to increase private versus Medicaid occupancy Third quarter 2007 at 86.2% of revenues from private pay Third quarter 81.4% of occupancy is private pay Total Occupancy Percentage Ability to fill open units EBITDAR Margin 28.1% first three quarters of 2007 Additional External Growth Strategy

Growth Strategy Establish ourselves as the provider of choice for residents who value wellness, quality of care, and customer service Initiating programs on a corporate, regional and residence level to allow us to monitor and improve our delivery of services Sales campaigns targeted at resident referral sources Developing relationships with third-party providers to include ancillary healthcare and life enrichment services Initiated new marketing materials in the second quarter of 2007 Customer friendly web-site Build Our Company Brand

Growth Strategy 400 unit expansion of existing owned buildings Two additions comprising 46 units completed in September 2007 Currently own land to add units to existing portfolio in markets with demand Including the 2007 expansion plan, approximately 40 properties in our owned portfolio have land available to add on new apartments Five vacant parcels of land for potential new building sites Internal Growth

Growth Strategy Improve occupancy and private pay mix Further develop life enrichment, dining and customer service programs to enhance value, support rate improvements, and attract private pay residents Continue training, mentoring and goal setting with sales team Manage market specific strategic plans Analyze and respond quickly to key performance indicators Maintain control over labor and other costs Internal Growth

Growth Strategy Will look to expand portfolio in markets where we already operate Will consider new markets with low risk of litigation Completed acquisition of 185 unit AL/IL residence in Dubuque, Iowa on July 20, 2007 Entered into agreement to purchase operations of 541 leased units, expected to close in Quarter 1, 2008 Strong balance sheet enabling growth through acquisition and construction Industry remains highly fragmented Top five providers combined market share is approximately 15% External Growth

Financial Results

Assisted Living Concepts, Inc. Occupancy Census & Average Daily Revenue Rates Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Private Pay Rate 90.12 96.83 95.86 95.52 95.87 99.18 100.21 101.24 Medicaid Rate 65.04 65.7 64.77 67.09 65.36 67.98 67.62 70.86 Occupancy 0.859 0.842 0.844 0.858 0.864 0.837 0.809 0.776 Revenue Impact 70.65 73.61 73.03 75.19 75.58 76.48 75.41 74.19 Began accelerated Medicaid discharges by not participating in Texas "managed Medicaid" program.

ALC Revenue Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 occ 57.5 58.1 57.5 57.4 57.9 ($'s in millions) *Pro forma based upon 206 residences transferred to ALC. See Reconciliation to GAAP measures attached. * *

ALC Adjusted EBITDA Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 occ 12.6 13.8 13.1 12.1 12.6 ($'s In millions) * Pro forma based on 206 residences transferred to ALC. See reconciliation to GAAP measures attached. * *

ALC Adjusted EBITDAR Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 occ 16.2 17.5 16.8 15.6 16.2 ($'s In millions) * Pro forma based on 206 residences transferred to ALC. See reconciliation to GAAP measures attached. * *

ALC Property Value Currently own 6,586 units including 157 under capital lease Current estimated cost for expansion project $125K per unit Currently trading at approximately $85,000 per unit excluding leased properties Significant owned property value Per Unit Value 85,000 90,000 100,000 110,000 120,000 125,000 Implied Property Value 559,810,000 592,740,000 658,600,000 724,460,000 790,320,000 823,250,000 Debt 107,425,000 107,425,000 107,425,000 107,425,000 107,425,000 107,425,000 Net of Debt 452,385,000 485,315,000 551,175,000 617,035,000 682,895,000 715,825,000 Shares O/S 67,188,545 67,188,545 67,188,545 67,188,545 67,188,545 67,188,545 Implied Per Share $ 6.73 $ 7.22 $ 8.20 $ 9.18 $ 10.16 $ 10.65

Growth Strategy Cost $50 million or $125,000 per unit, 400 units Expected completion in Q3 and Q4, 2008, 95% occupied Q3 and Q4, 2009 Revenue at 95% occupancy, $16.0 million EBITDA at 50% margin, $8.0 million (16% return) Annual interest at 7.0%, $3.5 million Annual depreciation $1.25 million per year Net income impact $2.0 million or $.03 per share Expansion Opportunity Target Economics:

Growth Strategy Owned residences Price based on EBITDA Cap rates greater than 10% Fully integrated target cap rates 12% - 15% on owned buildings Expansion opportunities Located in desirable regions Leased buildings cap rates >15% Long term leases Expansion opportunities Acquisition Opportunity Target Economics and Preferences:

Growth Strategy $20 million program approved in December 2006 to acquire Class A common stock $20 million expansion to the program announced on August 20, 2007 Through December3, 2007 repurchased 4.1 million shares at a cost of $35.3 million Share Buyback Opportunity:

Growth Strategy Capital Allocation Examples September 30, 2007 $100 Million Buyback(2) $100 Million in Acquisitions(3) Total Debt 107,425 207,425 207,425 Total Equity 302,543 202,543 302,543 Total Capital 409,968 409,968 509,968 Debt to Cap 26.2% 50.6% 40.7% EBITDA (1) 51,599 51,599 63,599 Interest (1) 4,965 11,965 11,965 EBITDA Coverage (4) 10.4 4.3 5.2 Net Income (1) 17,710 13,370 18,588 Diluted Shares 69,787 55,502 69,787 Diluted Earnings Per Share $0.25 $0.24 $0.27 EBITDA Per Share $0.74 $0.93 $0.91 Last twelve months ended September 30, 2007 Assumed at $7.00 per share and interest rate of 7.0% Assumes pretax return of 12%, interest of 7.0% and amortization per year of $3.5 million EBITDA divided by interest

ALC Debt Summary Lender Red Mortgage Capital DMG ALF Capital Lease Oregon Trust Notes HUD Insured Mortgages Total Amount Sept 30, 2007 $35.3 $25.2 $11.5* $9.1 $3.0 $107.4 Maturity Current Rate 6.51% 6.01% 7.32% 6.72% 6.89% 2014 2008 2009 2020-2026 2036 * $10.3 million represents purchase price in 2009 GE Revolving Credit Facility $19.0 L + 150bps 2011 HUD Insured Mortgages $4.3 2032 5.75%

Reconciliation of Net Income to Pro Forma Adjusted EBITDA and EBITDAR Quarter Ended Quarter Ended Quarter Ended Quarter Ended Quarter Ended Sept 30 Dec 31 March 31 June 30 Sept 30 2006 2006 2007 2007 2007 Net Income 296 4,571 4,727 4,172 4,225 Loss from discontinued operations, net of tax benefit 225 28 Provision for income taxes 1,177 2.919 2,898 2,556 2,594 Income from continuing operations before income taxes 1,698 7,518 7,625 6,728 6,819 Add: Depreciation and amortization 4,235 4,172 4,181 4,323 4,584 Interest expense, net 2,294 1,489 1,215 857 1,405 Transaction costs 1,435 680 56 Loss on impairment of long-lived assets 3,080 Non-equity based compensation expense 136 6 186 (192) Pro Forma adjustments to net income (1) (238) (53) EBITDA 12,640 13,806 13,083 12,094 12,616 Add: Lease Expense 3,564 3,702 3,699 3,460 3,595 EBITDAR 16,204 17,508 16,782 15,554 16,211 (1) Amounts represent adjustments to remove operations not transferred to ALC (1) Amounts represent adjustments to remove operations not transferred to ALC (1) Amounts represent adjustments to remove operations not transferred to ALC (1) Amounts represent adjustments to remove operations not transferred to ALC (1) Amounts represent adjustments to remove operations not transferred to ALC

Reconciliation of Revenue to Pro Forma Revenue Quarter Ended, Quarter Ended, Quarter Ended, Quarter Ended, Quarter Ended, Sep 30, Dec 31, 2006 2006 Revenue 58,820 58,554 Adjustment to remove revenues of residences not transferred to ALC (1) (1,277) (489) Pro Forma Revenue 57,543 58,065 (1) To remove revenues of three discontinued assisted living residences (168) units, two free-standing assisted living residences (141 units) and another 129 units contained within skilled nursing facilities that were not transferred to ALC. These residences are included in the historical statements of ALC.

High Percentage of Direct Ownership Focused On Suburban and Rural Centers New Portfolio of Assets Prudent Internal/ External Growth Strategy Investment Highlights Strong Financial Position